Exhibit 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-53321, No. 33-53323 and No. 33-60997.




                                                          ARTHUR ANDERSEN LLP

Charlotte, North Carolina,
April 18, 1996.


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